[Bramwell FUNDS LOGO]

                                Quarterly Report
                               September 30, 2004

                              BRAMWELL GROWTH FUND
                              BRAMWELL FOCUS FUND



                            "FOCUSED ON THE FUTURE,
                              GUIDED BY THE PAST"

                            The Bramwell Funds, Inc.
                                 1-800-BRAMCAP
                                 1-800-272-6227
                             WWW.BRAMWELLFUNDS.COM

                                    [PHOTO]
                           ELIZABETH R. BRAMWELL, CFA
                                 PRESIDENT AND
                            CHIEF INVESTMENT OFFICER

DEAR FELLOW SHAREHOLDERS:

INVESTMENT RESULTS - QUARTER ENDED SEPTEMBER 30, 2004

In the September quarter, political and economic uncertainty restrained the market, despite strong profits, and the S&P 500/R Stock Index declined (1.87)%. The BRAMWELL GROWTH FUND declined (3.45)% to $18.76, and the FOCUS FUND slipped (6.23)% to $8.88 net asset value per share. Growth stocks underperformed value stocks and technology stocks were especially weak. See tables for additional performance results.

The Bramwell Growth Fund celebrated its Tenth Birthday on August 1st. Since inception through September 30th, the Growth Fund appreciated 10.00% annually. The Bramwell Focus Fund celebrates its Fifth Birthday on October 31st.

The Growth Fund received a 4-Star Overall Morningstar Rating/TM (****) in the U.S.-domiciled Large Growth fund category as of September 30, 2004 as well as 4 stars for the 3-year, 5-year and 10-year periods when rated against 996, 681 and 239 Large Growth funds, respectively. The Focus Fund received a 4-Star Overall Morningstar Rating/TM (****) as well as 4 stars for the 3-year period when rated against 996 Large Growth funds.(a)

COMMENTARY

Economic expansion continued in the September quarter. Employment continued to grow with 1.8 million jobs created since August 2003. Profitability improved for many manufacturing companies as capacity utilization tightened. The Federal Reserve raised interest rates as anticipated but not so much as to disrupt the housing market, and inflation was surprisingly moderate given higher oil prices and a weak dollar which translates into higher costs for imports. We believe that competition, use of the Internet, application of Six Sigma productivity practices and global sourcing have and are likely to continue to have a profound effect on restraining inflation.

Technology stocks were weak in the quarter reflecting concerns about excess inventories in the distribution channels. Technology stocks gained, however, in September. Many healthcare stocks continued to be negatively affected by uncertainty about generic competition, patent expirations, new product pipelines, future pricing flexibility and political uncertainty.
Industries that contributed to the Growth Fund's performance in the September quarter were energy, transportation and restaurants. Top performing stocks were Gilead, Best Buy, ExxonMobil, Medtronic and Applebee's. Poorly performing industries were electronics, industrial products and retailing. Poorly performing stocks were Intel, 3M and Cisco.

--------------------------------------------------------------------------------

(a) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating/TM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating/TM for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating/TM metrics. Morningstar ratings are proprietary and are not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. C/2004 Morningstar, Inc. All Rights Reserved.

Industries that contributed to the Focus Fund's performance in the September quarter were transportation, software and healthcare products. Top performing stocks were Gilead, Cree, Zebra, Best Buy and Coach. Poorly performing industries were electronics, industrial products and retailing. Poorly performing stocks were Analog Devices, KLA-Tencor and Robert Half.

OUTLOOK

The economy is expected to continue expanding, although at a slower pace going forward. We believe that this is due in part to a secular shift toward a more deliberate pay as you grow strategy which will extenuate both hiring and capital spending and encourage longer sustainable economic growth.

We expect interest rates to level out close to current levels and inflation to continue to be moderate given efficiencies driven by technology and global competition. We are hopeful that the risk premium in oil prices will decline. Price increases in commodities should stimulate increased supply, substitution and reduced usage, which in turn will restrain prices.

We continue to believe that we are in the early stages of a global synchronized expansion with improving standards of living for millions of people. U.S. companies should benefit increasingly from emerging markets.

The outlook for new products continues to be bright, especially in technology with new digital cameras, wireless phones and flat television screens. Significant advancements are being made in orthopedic devices. We live in a highly innovative world in which new products are rapidly coming to market and providing the lifeblood of successful corporations.

Additionally, we are finding opportunities in transnational companies with competitive intellectual capital, marketing and financial expertise that can both benefit from and drive rising living standards. We are also finding investment opportunities in companies that are benefiting from favorable demographic trends.

Valuations of both Funds look attractive with each Fund priced near parity to projected forward growth. The Growth Fund has a projected 2005 growth rate of 18% and an estimated 2005 P/E ratio of 18, and the Focus Fund has a projected 2005 growth rate of 20% and an estimated 2005 P/E ratio of 19. Historically, when price/earnings ratios-to-growth approximate 1.0, market performance is enhanced.

FUND INFORMATION

Further information may be had from our Web site WWW.BRAMWELLFUNDS.COM including daily and historic performance as well as monthly top portfolio holdings and quarterly shareholder letters. Further information may also be had by calling 1-800-BRAMCAP (1-800-272-6227). The NASDAQ symbol for the Focus Fund is BRFOX and for the Growth Fund, BRGRX.

Sincerely,

/s/ Elizabeth R. Bramwell, CFA

Elizabeth R. Bramwell, CFA
President and Chief Investment Officer

October 22, 2004

The outlook and opinions expressed above represent the views of the investment adviser as of October 22, 2004. They are subject to change as well as our portfolio holdings as market and economic events unfold.

                              BRAMWELL GROWTH FUND
                               SEPTEMBER 30, 2004

The BRAMWELL GROWTH FUND is a no-load, diversified fund that generally invests in a portfolio of 60-90 stocks of companies that the Adviser believes have above-average growth potential.

                            MAJOR INDUSTRY HOLDINGS
               --------------------------------------------------
               Retailing                                    16.1%
               Healthcare Products                           12.7
               Industrial Products                           12.3
               Energy                                         9.2
               Information Processing Equipment               7.9
               Electronics                                    7.8
               Financial Services                             6.5
               Restaurants                                    6.0
               Consumer Products                              4.3
               Business Services                              3.5
                                                           ------
               Total                                        86.3%

                             MAJOR EQUITY HOLDINGS
               --------------------------------------------------
               Dell                                          3.5%
               3M                                             3.2
               Best Buy                                       3.0
               Walgreen                                       2.8
               Medtronic                                      2.8
               General Electric                               2.4
               Illinois Tool Works                            2.3
               Gilead                                         2.2
               ExxonMobil                                     2.2
               FedEx                                          2.1
                                                           ------
               Total                                        26.5%

                    COMPARATIVE INVESTMENT RETURNS (9/30/04)

--------------------------------------------------------------------------------
                  Sept.       One      Three     Five       Ten       Since
                    Q        Year      Years    Years      Years   Inception*
--------------------------------------------------------------------------------
GROWTH
FUND              (3.45)%     5.87%     1.80%   (1.53)%     9.93%    10.00%
S&P 500/R
Stock Index        (1.87)     13.87      4.05    (1.31)     11.09     11.07

*From August 1, 1994.

The S&P 500/R Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

                              BRAMWELL FOCUS FUND
                               SEPTEMBER 30, 2004

The BRAMWELL FOCUS FUND is a no-load, non-diversified fund with a concentrated portfolio, normally comprised of 20-30 securities, that invests primarily in common stocks of companies that the Adviser believes have above-average growth potential. Because of its concentra tion, the Focus Fund should be regarded as a more aggressive portfolio than the Growth Fund in that the price movements of a single stock may have a greater positive or negative effect on overall portfolio performance.

                            MAJOR INDUSTRY HOLDINGS
               --------------------------------------------------
               Industrial Products                          16.1%
               Retailing                                     14.5
               Healthcare Products                           11.7
               Information Processing Equipment               9.2
               Business Services                              7.8
                                                           ------
               Total                                        59.3%

                             MAJOR EQUITY HOLDINGS
               Best Buy                                      5.8%
               Gilead                                         5.2
               Computer Sciences                              5.0
               SAP AG - ADR                                   5.0
               Illinois Tool Works                            5.0
                                                           ------
               Total                                        26.0%

                    COMPARATIVE INVESTMENT RETURNS (9/30/04)

--------------------------------------------------------------------------------
                       Sept.             One          Three         Since
                         Q              Year          Years       Inception*
--------------------------------------------------------------------------------
FOCUS FUND             (6.23)%          5.97%          3.11%        (2.23)%
S&P 500/R
Stock Index             (1.87)          13.87           4.05         (2.55)

*From October 31, 1999.

The annual expense ratios for both Funds are contractually capped at 1.75% by their adviser through June 30, 2005, after which time, the expense limitations may be terminated or revised. The agreement to cap the expense ratio of the Growth Fund favorably affected performance through June 30, 1997 and has favorably affected the performance of the Focus Fund since inception.
Returns for the Funds include the reinvestment of all dividends and are net of expenses. Returns for periods greater than one year are compound average annual rates of return. Past performance is not predictive of future performance. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

                              BRAMWELL GROWTH FUND

            PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2004 (UNAUDITED)


                                                SHARES        MARKET VALUE
                                                -------       -------------
COMMON STOCKS - 97.70%

AUTOMOTIVE/HEAVY EQUIPMENT - 0.40%
Caterpillar, Inc.                                10,000            $804,500
                                                              -------------
BUSINESS SERVICES - 3.46%
Computer Sciences Corp.*                         75,000           3,532,500
Iron Mountain, Inc.*                             50,000           1,692,500
Manpower, Inc.                                   10,000             444,900
Robert Half International, Inc.                  50,000           1,288,500
                                                              -------------
                                                                  6,958,400
                                                              -------------
CHEMICALS/METALS - 1.99%
Freeport-McMoRan
  Copper & Gold, Inc.                            20,000             810,000
Praxair, Inc.                                    75,000           3,205,500
                                                              -------------
                                                                  4,015,500
                                                              -------------
COMMUNICATIONS - 1.28%
Cisco Systems, Inc.*                            142,500           2,579,250
                                                              -------------
CONSUMER PRODUCTS - 4.29%
Corn Products International, Inc.                30,000           1,383,000
Estee Lauder Companies, Inc. (The)               25,000           1,045,000
Martek Biosciences Corp.*                        50,000           2,432,000
Procter & Gamble Co.                             70,000           3,788,400
                                                              -------------
                                                                  8,648,400
                                                              -------------
ELECTRONICS - 7.82%
Analog Devices, Inc.                             80,000           3,102,400
Applied Materials, Inc.*                         95,000           1,566,550
Cree, Inc.*                                      15,000             457,950
KLA-Tencor Corp.*                                50,000           2,074,000
Linear Technology Corp.                          75,000           2,718,000
Littelfuse, Inc.*                                33,000           1,139,490
MKS Instruments, Inc.*                           50,000             766,000
Maxim Integrated Products, Inc.                  50,000           2,114,500
Texas Instruments, Inc.                          85,000           1,808,800
                                                              -------------
                                                                 15,747,690
                                                              -------------
ENERGY - 9.17%
Burlington Resources, Inc.                       50,000           2,040,000
Devon Energy Corp.                               30,000           2,130,300
EOG Resources, Inc.                              30,000           1,975,500
ExxonMobil Corp.                                 90,000           4,349,700
Nabors Industries Ltd.*                          30,000           1,420,500
Noble Corp.                                      37,500           1,685,625
Patterson-UTI Energy, Inc.                      118,400           2,257,888
Peabody Energy Corp.                             10,000             595,000
Schlumberger Ltd.                                30,000           2,019,300
                                                              -------------
                                                                 18,473,813
                                                              -------------

                                                SHARES        MARKET VALUE
                                                -------       -------------
FINANCIAL SERVICES - 6.50%
American Express Co.                             65,000          $3,344,900
American International Group, Inc.               60,000           4,079,400
Chicago Mercantile Exchange                       8,000           1,290,400
HSBC Holdings PLC - ADR                          25,000           1,995,000
Wells Fargo & Co.                                40,000           2,385,200
                                                              -------------
                                                                 13,094,900
                                                              -------------
HEALTHCARE PRODUCTS - 12.72%
Amgen, Inc.*                                     50,000           2,834,000
Gilead Sciences, Inc.*                          118,000           4,410,840
Kyphon, Inc.*                                    50,000           1,239,000
Medtronic, Inc.                                 110,000           5,709,000
Novartis AG - ADR                                60,000           2,800,200
Pfizer, Inc.                                    100,000           3,060,000
Stryker Corp.                                    50,000           2,404,000
Zimmer Holdings, Inc.*                           40,000           3,161,600
                                                              -------------
                                                                 25,618,640
                                                              -------------
HEALTHCARE SERVICES - 2.08%
Anthem, Inc.*                                    19,000           1,657,750
UnitedHealth Group, Inc.                         20,000           1,474,800
WellPoint Health Networks, Inc.*                 10,000           1,050,900
                                                              -------------
                                                                  4,183,450
                                                              -------------
INDUSTRIAL PRODUCTS - 12.33%
3M                                               80,000           6,397,600
Donaldson Co., Inc.                              50,000           1,419,500
Emerson Electric Co.                             40,000           2,475,600
General Electric Co.                            145,000           4,869,100
Illinois Tool Works, Inc.                        50,000           4,658,500
Molex, Inc., Class A                            150,981           3,972,310
Pentair, Inc.                                    30,000           1,047,300
                                                              -------------
                                                                 24,839,910
                                                              -------------
INFORMATION PROCESSING
  EQUIPMENT - 7.87%
Dell Inc.*                                      200,000           7,120,000
Diebold, Inc.                                    50,000           2,335,000
EMC Corp.*                                       90,000           1,038,600
International Business
  Machines Corp.                                 40,000           3,429,600
NCR Corp.*                                        7,500             371,925
Zebra Technologies Corp.*                        25,500           1,555,755
                                                              -------------
                                                                 15,850,880
                                                              -------------

                                                SHARES        MARKET VALUE
                                                -------       -------------
INFORMATION PROCESSING
  SOFTWARE - 2.25%
Microsoft Corp.                                  65,000          $1,797,250
SAP AG - ADR                                     70,000           2,726,500
                                                              -------------
                                                                  4,523,750
                                                              -------------
RESTAURANTS - 5.97%
Applebee's International, Inc.                  120,000           3,033,600
Cheesecake Factory, Inc.*                        47,000           2,039,800
Domino's Pizza, Inc.*                            50,000             735,000
McDonald's Corp.                                115,000           3,223,450
SYSCO Corp.                                     100,000           2,992,000
                                                              -------------
                                                                 12,023,850
                                                              -------------
RETAILING - 16.12%
Best Buy Co., Inc.                              110,000           5,966,400
Coach, Inc.*                                     50,000           2,121,000
J.C. Penney Co., Inc.                           115,000           4,057,200
Lowe's Companies, Inc.                           45,000           2,445,750
Michaels Stores, Inc.                            35,000           2,072,350
PETsMART, Inc.                                   30,000             851,700
Staples, Inc.                                    80,000           2,385,600
Tiffany & Co.                                    60,000           1,844,400
Tractor Supply Co.*                              25,000             786,000
Wal-Mart Stores, Inc.                            60,000           3,192,000
Walgreen Co.                                    160,000           5,732,800
Yum! Brands, Inc.                                25,000           1,016,500
                                                              -------------
                                                                 32,471,700
                                                              -------------
TRANSPORTATION - 3.45%
FedEx Corp.                                      50,000           4,284,500
United Parcel Service, Inc.                      35,000           2,657,200
                                                              -------------
                                                                  6,941,700
                                                              -------------
TOTAL COMMON STOCKS
(Cost $155,570,118)                                             196,776,333
                                                              -------------

                                               PRINCIPAL
                                                AMOUNT        MARKET VALUE
                                                -------       -------------
VARIABLE RATE
DEMAND NOTE - 2.80%
U.S. Bancorp, 1.59%                          $5,648,000          $5,648,000
                                                              -------------
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $5,648,000)                                                 5,648,000
                                                              -------------
TOTAL INVESTMENTS - 100.50%
(Cost $161,218,118)                                             202,424,333
LIABILITIES LESS OTHER ASSETS - (0.50)%                         (1,013,505)
                                                              -------------
NET ASSETS - 100.00%
(10,737,905 shares outstanding)                                $201,410,828
                                                              =============
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                           $18.76
                                                              =============
* Non-income producing security

                              BRAMWELL FOCUS FUND

           PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2004 (UNAUDITED)

                                                SHARES        MARKET VALUE
                                                -------       -------------
COMMON STOCKS - 93.06%

BUSINESS SERVICES - 7.80%
Computer Sciences Corp.*                         10,000            $471,000
Robert Half International, Inc.                  10,000             257,700
                                                              -------------
                                                                    728,700
                                                              -------------
CONSUMER PRODUCTS - 6.57%
Corn Products International, Inc.                 7,000             322,700
Martek Biosciences Corp.*                         6,000             291,840
                                                              -------------
                                                                    614,540
                                                              -------------
ELECTRONICS - 6.04%
Cree, Inc.*                                       7,000             213,710
Linear Technology Corp.                           5,000             181,200
Maxim Integrated Products, Inc.                   4,000             169,160
                                                              -------------
                                                                    564,070
                                                              -------------
ENERGY - 5.92%
Devon Energy Corp.                                4,000             284,040
Schlumberger Ltd.                                 4,000             269,240
                                                              -------------
                                                                    553,280
                                                              -------------
FINANCIAL SERVICES - 2.56%
HSBC Holdings PLC - ADR                           3,000             239,400
                                                              -------------
HEALTHCARE PRODUCTS - 11.71%
Gilead Sciences, Inc.*                           13,000             485,940
Kyphon, Inc.*                                    15,000             371,700
Zimmer Holdings, Inc.*                            3,000             237,120
                                                              -------------
                                                                  1,094,760
                                                              -------------
INDUSTRIAL PRODUCTS - 16.08%
3M                                                4,000             319,880
Donaldson Co., Inc.                              10,000             283,900
Emerson Electric Co.                              7,000             433,230
Illinois Tool Works, Inc.                         5,000             465,850
                                                              -------------
                                                                  1,502,860
                                                              -------------
INFORMATION PROCESSING
  EQUIPMENT - 9.16%
Dell Inc.*                                        8,000             284,800
Diebold, Inc.                                     7,000             326,900
Zebra Technologies Corp.*                         4,000             244,040
                                                              -------------
                                                                    855,740
                                                              -------------

                                                SHARES        MARKET VALUE
                                                -------       -------------
INFORMATION PROCESSING
  SOFTWARE - 7.60%
Autodesk, Inc.                                    5,000           $ 243,150
SAP AG - ADR                                     12,000             467,400
                                                              -------------
                                                                    710,550
                                                              -------------
RETAILING - 14.54%
Best Buy Co., Inc.                               10,000             542,400
Coach, Inc.*                                      6,000             254,520
J.C. Penney Co., Inc.                            10,000             352,800
Staples, Inc.                                     7,000             208,740
                                                              -------------
                                                                  1,358,460
                                                              -------------
TRANSPORTATION - 5.08%
FedEx Corp.                                       2,000             171,380
United Parcel Service, Inc.                       4,000             303,680
                                                              -------------
                                                                    475,060
                                                              -------------
TOTAL COMMON STOCKS
(Cost $8,150,489)                                                 8,697,420
                                                              -------------

                                               PRINCIPAL
                                                AMOUNT
                                                -------
VARIABLE RATE
DEMAND NOTE - 4.11%
U.S. Bancorp, 1.59%                            $384,000             384,000
                                                              -------------
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $384,000)                                                     384,000
                                                              -------------
TOTAL INVESTMENTS - 97.17%
(Cost $8,534,489)                                                 9,081,420
OTHER ASSETS LESS LIABILITIES - 2.83%                               264,117
                                                              -------------
NET ASSETS - 100.00%
(1,052,061 shares outstanding)                                   $9,345,537
                                                              =============
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                            $8.88
                                                              =============
* Non-income producing security

                             [Bramwell FUNDS LOGO]

                               BOARD OF DIRECTORS

                           ELIZABETH R. BRAMWELL, CFA
               President, Chief Investment and Financial Officer
                            The Bramwell Funds, Inc.

                               THEODORE J. COBURN
                                   President
                                  Coburn Group

                               DARLENE T. DEREMER
                               Managing Director
                               Putnam Lovell NBF

                                GEORGE F. KEANE
                               President Emeritus
                                The Common Fund

                                JAMES C. SARGENT
                              Former Commissioner
                        Securities & Exchange Commission

                             MARTHA R. SEGER, PH.D.
                                Former Governor
                             Federal Reserve Board

                             [Bramwell FUNDS LOGO]
                         1-800-BRAMCAP (1-800-272-6227)
                             WWW.BRAMWELLFUNDS.COM

                                    OFFICERS

                           ELIZABETH R. BRAMWELL, CFA
                          President, Chief Investment
                             and Financial Officer

                               DONALD G. ALLISON
                            Secretary and Treasurer

                              MARGARET A. BANCROFT
                              Assistant Secretary

                               INVESTMENT ADVISER

                       Bramwell Capital Management, Inc.

                                 ADMINISTRATOR

                            UMB Fund Services, Inc.

                                    COUNSEL

                                  Dechert LLP

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

                           PricewaterhouseCoopers LLP

                                   CUSTODIAN

                            U.S. Bank Trust Services

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT

                        U.S. Bancorp Fund Services, LLC


     This financial statement is submitted for the general information of the shareholders of the Bramwell Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                                                                     BR-412-0904